UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

Explanatory Note

On October 02, 2017, State Bank Financial Corporation (the "Company") filed a Current Report on Form 8-K (the “Initial Report”) announcing the consummation of its merger with AloStar Bank of Commerce ("AloStar"), pursuant to the Agreement and Plan of Merger dated as of June 15, 2017 by and amount the Company, State Bank and Trust Company, AloStar and State Bank Interim Corp.

The Initial report noted that the financial statements required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b) would be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which the Company’s Initial Report was required to be filed. We hereby amend the Initial Report to provide the financial statements required by Item 9.01(a) and the pro forma information required by Item 9.01(b) of Form 8-K. No other modifications to the Initial Report are being made by this amendment. This amendment should be read in conjunction with the Initial Report.

Item 9.01.  Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of AloStar as of and for the year ended December, 31 2016 and the unaudited consolidated financial statements of AloStar as of and for the three and six months ended June 30, 2017 and 2016 are attached hereto as Exhibits 99.1 and 99.2, respectively.

(b)    Pro Forma Financial Information

The unaudited pro forma financial information of the Company and AloStar as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016, in each case reflecting the merger on a pro forma basis, is attached hereto as Exhibit 99.3.

(d)           Exhibits

Exhibit No.	Exhibit
2.1*
Agreement and Plan of Merger by and among State Bank Financial Corporation, State Bank and Trust Company, AloStar Bank of Commerce and State Bank Interim Corp. dated June 15, 2017 (previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed on June 15, 2017, and incorporated herein by reference)

23.1	Consent of KPMG LLP, Independent Auditor of AloStar
99.1	Audited Consolidated Financial Statements of AloStar as of and for the year ended December 31, 2016
99.2	Unaudited Consolidated Financial Statements of AloStar as of and for the three and six months ended June 30, 2017 and 2016
99.3	Unaudited Pro Forma Condensed Combined Financial Information of State Bank Financial Corporation and AloStar
*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: October 23, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer and Chief Operating Officer